                                                                EXHIBIT 10.25


[INTERNATIONAL GAME TECHNOLOGY LOGO]
                                                                CREDIT MEMO

                                                   DATE      TIME       PAGE
                                                -------------------------------
                                                11/15/96   12:58:59       1

SOLD TO   JUBILEE CASINO                 SHIP TO   JUBILEE CASINO
          PO BOX 610                               PO BOX 610
          CRIPPLE CREEK CO 80813-0610              CRIPPLE CREEK CO 80813-0610
          USA                                      USA


          Legal Entity:
          353 MYERS AVE LIMITED PARTNERSHIP



 BILL TO  JUBILEE CASINO                 INSTALL   JUBILEE CASINO
          PO BOX 610                               PO BOX 610
          CRIPPLE CREEK CO 80813-0610              CRIPPLE CREEK CO 80813-0610
          USA                                      USA



CUSTOMER        ORDER           SALES REPRESENTATIVE            PURCHASE ORDER          P.O. REVISION
----------------------------------------------------------------------------------------------------------
2 10075610    CM 200021          BRYAN DAVIS
----------------------------------------------------------------------------------------------------------
 EXPORT        CURRENCY           ORDER TYPE                      BILLING TERMS           ORDER DATE
----------------------------------------------------------------------------------------------------------
   N                            LEASE REMOVAL                TERMS PER LEASE AGREEMENT      10/29/96
----------------------------------------------------------------------------------------------------------
           SHIPPING INSTRUCTIONS                                  SHIPPING TERMS          SHIP DATE
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
SEC NO.     QTY      ITEM NUMBER       DESCRIPTION                   UNIT PRICE           NET AMOUNT
----------------------------------------------------------------------------------------------------------
100        143-      96400100      ID-S+ UPRT,W/B,BARE/MISC         $4,745.00          $678,535.00-
             Warehouse . :  USD USED MACHINES WAREHOUSE
           SN: 279958 279959 281812 281813 281814 281815 281816 281817 330400
           330401 330407 330408 330411 330412 330414 330415 330417 330403
           330404 330418 330419 330405 330420 330421 330423 317403 338830
           330406 330425 330426 330427 330428 330429 330430 330431 330432
           330433 330434 330435 330436 330437 330438 330439 330442 330443
           330444 330447 330449 330450 330451 330452 330453 330455 330456
           330457 330458 330459 330460 330461 330462 330463 330464 330465
           330468 330469 330470 330472 330473 330424 330474 330475 330477
           330478 330479 330480 330481 330482 330483 330484 330485 330486
           330487 330488 330489 330490 330491 330492 330493 330494 330495
           330496 330497 330498 330499 330500 330501 330502 330503 330504
           330505 330506 330507 330508 330509 330510 330511 330512 330513
           330514 330515 330516 330517 330518 330519 330520 330521 330522
           330523 330524 330525 330526 330527 330528 330529 330530 330531
           330532 330533 330534 330535 330536 330537 330538 330539 330540
           330541 330542 334661 334702 337271 338732 338742 338743


200         42-      96400700      ID-S+ S/T,BARE/MISC              $5,495.00          $230,790.00-
             Warehouse . :  USD USED MACHINES WAREHOUSE
           SN: 332115 332116 332117 332118 332120 332123
           332125 332127 332128 332129 332131 332133
           332134 332137 332138 332139 332140 332141
           332142 332143 332144 332145 332146 332147
           332148 332149 332156 332157 332158 332159
           332160 332161 332162 332163 338616 338617
           338618 338619 338620 338621 338622 338623


300         15-      96404100      ID-PE+ F/T,BARE/MISC              $5,995.00          $89,925.00-
             Warehouse . :  USD USED MACHINES WAREHOUSE
           SN: 330356 330357 330358 330359 330360 330361 330362 330363 330365



                                   ORIGINAL

[INTERNATIONAL GAME TECHNOLOGY LOGO]


                                                                     CREDIT MEMO

                                               ORDER       DATE     TIME    PAGE
                                             -----------------------------------
                                             CM 200021  11/15/96  12:58:59   2


SEQ. NO.            QTY    ITEM NUMBER              DESCRIPTION                    UNIT PRICE          NET AMOUNT
-------------------------------------------------------------------------------------------------------------------
            330366 330367 330368 330369 330370 330371
-------------------------------------------------------------------------------------------------------------------
    400               24- 96403500                  ID-PE+, BARE/MISC               $4,595.00          $110,280.00-
                          Warehouse . :  USD USED MACHINES WAREHOUSE
            SN:  330168 330169 330170 330171 330172 330173 330174 330175 330176
            330177 330178 330179 330156 330157 330158 330159 330160 330161
            330162 330163 330164 330165 330166 330167
-------------------------------------------------------------------------------------------------------------------
    500               20- 96404700                  ID-PE+ S/T,BARE/MISC            $5,795.00          $115,900.00-
                          Warehouse . :  USD USED MACHINES WAREHOUSE
            SN:  333753 333754 333755 333756 333757 333743 333744 333747 333748
            333745 333749 333750 333746 333751 333752 333758 333759 333760
            333761 333762
-------------------------------------------------------------------------------------------------------------------
    600               14- 96400100                  ID-S+ UPRT,W/B,BARE/MISC        $4,445.00           $62,230.00-
                          Warehouse . :  USD USED MACHINES WAREHOUSE
            SN:  250869 250971 253126 253127 253131 253171 253175 253186 253221
            253222 282545 282568 330471 330410
-------------------------------------------------------------------------------------------------------------------
    700                1- 98400004                  ID-SIGN,CO,NON-SYSTEM,SGL       $7,525.00            $7,525.00-
            SN: 602982
-------------------------------------------------------------------------------------------------------------------
    800                1- 98400004                  ID-SIGN,CO,NON-SYSTEM,SGL       $9,704.00            $9,704.00-
            SN: 603012
-------------------------------------------------------------------------------------------------------------------
    900                1- 98400005                  ID-SIGN,CO,NON-SYSTEM,DBL      $14,962.00           $14,962.00-
            SN: 603011
-------------------------------------------------------------------------------------------------------------------
   1000                1- 98400006                  ID-SIGN,CO,NON-SYS,MULTI       $27,225.00           $27,225.00-
            SN: 603447
-------------------------------------------------------------------------------------------------------------------
   1100                1- 98400004                  ID-SIGN,CO,NON-SYSTEM,SGL      $16,898.00           $16,898.00-
            SN: 603446
-------------------------------------------------------------------------------------------------------------------
   1200                2- 98400004                  ID-SIGN,CO,NON-SYSTEM,SGL       $2,366.00            $4,732.00-
            SN: 603338 & 603339
-------------------------------------------------------------------------------------------------------------------
   1300                2- 98400005                  ID-SIGN,CO,NON-SYSTEM,DBL       $4,295.00            $8,590.00-
            SN: 603340 & 603341
-------------------------------------------------------------------------------------------------------------------
   1400               12- USDINV                    USED RAW MATERIAL INVENTO          $50.00              $600.00-
            Powder coat S+ Slant Bar Top Box Ref equip 1,2,3 on #74733
-------------------------------------------------------------------------------------------------------------------
   1500               12- USDINV                    USED RAW MATERIAL INVENTO         $300.00            $3,600.00-
            S+ Slant Top Bar Cabinet Ref equip 4,5,6 on #74733
-------------------------------------------------------------------------------------------------------------------
   1600               57- USDINV                    USED RAW MATERIAL INVENTO         $300.00           $17,100.00-
            S+ Slant Top Bar Cabinet (Black Gloss) Ref equip 7 on #74733
-------------------------------------------------------------------------------------------------------------------



                                   ORIGINAL

                     [INTERNATIONAL GAME TECHNOLOGY LOGO]

                                                                     CREDIT MEMO
                                        ORDER        DATE         TIME     PAGE
                                      ------------------------------------------
                                      CM 200021    11/15/96     12:58:59     3

SEQ NO.   QTY      ITEM NUMBER         DESCRIPTION                      UNIT PRICE          NET AMOUNT
------------------------------------------------------------------------------------------------------------
   1700       6-   USDINV             USED RAW MATERIAL INVENTO               $300.00            $1,800.00-
         S+  Slant Top Bar Cabinet  (Emerald Green Gloss)  Ref equip 8 on #74733
------------------------------------------------------------------------------------------------------------
   1800       6-   USDINV             USED RAW MATERIAL INVENTO               $200.00            $1,200.00-
         Round Top Cabinets (Blue Gloss) Ref equip 9 on #74733
------------------------------------------------------------------------------------------------------------
   1900      16-   USDINV             USED RAW MATERIAL INVENTO               $200.00            $3,200.00-
         Round Top Cabinets Ref equip 18 on #74733
------------------------------------------------------------------------------------------------------------
   2000     225-   USDINV              USED RAW MATERIAL INVENTO               $79.60           $17,910.00-
         S+ Wide Body Slot Stands Ref equip 21 on #74733
------------------------------------------------------------------------------------------------------------
   2100       3-   USDINV             USED RAW MATERIAL INVENTO             $1,247.08            $3,741.24-
         Six Device Slot Bank (Hexagonal) Ref equip 22 on #74733
------------------------------------------------------------------------------------------------------------
   2200       8-   USDINV             USED RAW MATERIAL INVENTO               $200.00            $1,600.00-
         Round Top Cabinets Ref item 23 on #74733
------------------------------------------------------------------------------------------------------------
   2300       1-   USDINV             USED RAW MATERIAL INVENTO               $150.00              $150.00-
         Built-In Sgl Prog Meter Ref item 20 on #74733
------------------------------------------------------------------------------------------------------------
   2400       1-   USDINV             USED RAW MATERIAL INVENTO               $300.00              $300.00-
         S+ Slant Top Cabinet (Black Matte)
------------------------------------------------------------------------------------------------------------
   2500       1-   98400005           ID-SIGN,CO,NON-SYSTEM,DBL            $18,129.00           $18,129.00-
         SN: 603462
------------------------------------------------------------------------------------------------------------
   2600       1-   98400004           ID-SIGN,CO,NON-SYSTEM,SGL            $27,343.00           $27,343.00-
         SN: 603463
------------------------------------------------------------------------------------------------------------
   2700       1-   98400004           ID-SIGN,CO,NON-SYSTEM,SGL            $11,293.00           $11,293.00-
         SN: 603007
------------------------------------------------------------------------------------------------------------

         Comments:
         Requested by:  Judy Baatrup
         Remove all machines and equipment installed on SO# 74733 & 79754. Ref CO 5354 for reinstall of selected machines and equipment.

   SUMMARY:

   Machines:
   Item Number       Item Description                Denomination      Quantity
   96400100          ID-S+ UPRT,W/B,BARE/MISC                            157
   96400700          ID-S+ S/T,BARE/MISC                                  42
   96403500          ID-PE+,BARE/MISC                                     24
   96404100          ID-PE+ F/T,BARE/MISC                                 15
   96404700          ID-PE+ S/T,BARE/MISC                                 20

                                     Total Machine Quantity . . :        258



                                   ORIGINAL

[INTERNATIONAL GAME TECHNOLOGY LOGO]


                                                                     CREDIT MEMO

                                               ORDER       DATE     TIME    PAGE
                                             -----------------------------------
                                             CM 200021  11/15/96  12:58:59   4


Seq No.  Qty   Item Number  Description    Unit Price    Net Amount
        Miscellaneous Equipment:
        Item Number      Item Description                        Denomination        Quantity
        USDINV           USED RAW MATERIAL INVENTORY                                   347
        98400004         ID-SIGN,CO,NON-SYSTEM,SGL FACE                                  7
        98400005         ID-SIGN,CO,NON-SYSTEM,DBL FACE                                  4
        98400006         ID-SIGN,CO,NON-SYS,MULTI FACE                                   1

                                        Total Misc. Equipment Quantity . . :           359

                                               *--Total Order Quantity . . :           617


By signature below, I hereby acknowledge my understanding of the terms and  conditions as set forth on the attached sheets.

/s/ Craig Forsman      11/19/96
-------------------------------     ------------------------------------------
Customer Signature      Date        Authorized IGT-Signature           Date


                                                                                NET SALES                     1,485,262.24-
                                                                                TRADE DISCOUNTS                        .00
                                                                                MISC. CHARGE CREDIT                    .00
                                                                                SHIPPING HANDLING                      .00
                                                                                TAXES                                  .00
                                                                                TOTAL AMOUNT                 $1,485,262.24-


                                   ORIGINAL

[INTERNATIONAL GAME TECHNOLOGY LOGO]                                                                                   CREDIT MEMO
                                                                                    -----------------------------------------------
                                                                                       ORDER         DATE        TIME        PAGE
                                                                                    -----------------------------------------------
                                                                                    CM 200021      11/15/96     12:58:59      5
                                                                                    -----------------------------------------------

        IGT  - Colorado Corporation, a Colorado corporation ("IGT") agrees to provide the customer as specified on this Customer
Order ("Customer") with the gaming machines ("Machines") and/or associated equipment, parts, etc. ("Equipment") which is specified in this Customer Order, and Customer agrees to purchase said Machines and Equipment under the following terms and conditions:

        1.     Payment Terms.  Unless other payment terms are specified in this Customer Order, Customer understands and agrees that payment in full of the amounts due Customer under this Customer Order, is due and payable when Machines and/or Equipment are delivered to Customer's specified location.  If IGT and Customer enter into any subsequent written agreement for the Machines and/or Equipment referenced herein, then that agreement shall prevail.  Customer's order for the Machines and/or Equipment shall be subject to credit approval.

        2.     Late Charge.  A late charge may apply to any amounts invoiced by IGT where payment is not received by IGT's Reno,
Nevada office within the payment terms of the invoice.  The late charge will be calculated at a rate of 1.5% of the unpaid amount per month (18% per annum) and will be considered due and payable immediately upon invoice by IGT.

        3.     Licensing.  Customer holds, or has applied for, a  valid license from the appropriate regulatory agency to own and/or operate the Machines and/or Equipment described herein in the jurisdiction to which the Machines and/or Equipment are being shipped.  Customer understands and agrees that the obtaining of any license described in this paragraph (or the obtaining of approval by the appropriate regulatory agency of shipment of any Machines and/or Equipment described herein while a license is pending) is the sole responsibility of Customer, and that written evidence of such license (or shipping authorization) is required to be delivered to IGT prior to shipment.  Customer covenants and agrees that it will comply with all applicable foreign, federal, state and local laws with respect to the use or distribution of the Machines and/or Equipment purchased hereunder.

        4.     Storage Fees.  Customer understands and agrees that, should it be necessary for IGT to store customer's Machines and/or Equipment at an IGT facility interim to installation at Customer's specified location, then a storage fee may apply, at
IGT's sole discretion.  Such storage fee would be identified by IGT when and if it becomes applicable.

        5.     Delivery Schedule.  IGT will attempt to meet the delivery schedule as requested by Customer, however, time shall not be of the essence as to any delivery schedule.  IGT assumes no liability, consequential or otherwise, for any delay or failure to deliver all or any part of any order for any reason.

        6.     Delivery Terms.  In the absence of a written agreement to the contrary, the means of shipment will be at the discretion of IGT.  Customer will pay all costs of shipment.  Risk of loss shall pass to the Customer on delivery to the carrier at
IGT's facility, notwithstanding any provisions for payment of freight or insurance by IGT or the form of the shipping documents.
Risk of loss of merchandise sent to IGT for repair or adjustment shall remain with Customer until such is received by IGT.

        7.     Cancellations.  Orders may be canceled on the condition that Customer pay IGT for completed work allocated to
Customer's order at the time of termination of work at the unit selling price, along with (a) all costs, direct and indirect, for work in progress, (b) costs resulting from the cancellation, (c) a reasonable profit to IGT therefrom.

        8.     Restocking Charges.  IGT considers all sales to be final, and will not accept the return of Machines and/or
Equipment purchased hereunder.  However, should Customer request to return (prior to installation) a portion of the Machines and/or
Equipment ordered, and should IGT agree to an exception and accept said Machines and/or Equipment as returned items, a restocking fee may apply, in IGT's sole discretion.  Such restocking fee would be identified by IGT when and if it becomes applicable.

        9.     Trade-In Machines.  Customer understands and agrees that all machines accepted by IGT as trade-in machines are to be forthwith transferred by Customer to IGT free and clear of any liens or encumbrances, in good working order, and are in aesthetically good condition.

        10.    WARRANTY.  IGT WARRANTS THAT FOR A PERIOD OF 90 DAYS FOLLOWING INSTALLATION, NEW IGT MACHINES AND EQUIPMENT INSTALLED
HEREUNDER WILL BE FREE FROM DEFECTS AND IN GOOD WORKING ORDER.  CUSTOMER'S SOLE AND EXCLUSIVE REMEDY IN THE EVENT OF DEFECT IS
EXPRESSLY LIMITED TO THE RESTORATION OF THE EQUIPMENT TO GOOD WORKING CONDITION BY ADJUSTMENT, REPAIR OR REPLACEMENT OF DEFECTIVE
PARTS, AT IGT'S ELECTION.  VIDEO MONITORS (COVERED UNDER SEPARATE MANUFACTURER WARRANTY), MACHINES, EQUIPMENT, AND OTHER PRODUCTS
NOT MANUFACTURED BY IGT, ARE EXCLUDED FROM THIS WARRANTY.  EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, THERE ARE NO OTHER
WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.
NO AFFIRMATION OF FACT, INCLUDING BUT NOT LIMITED TO STATEMENTS REGARDING SUITABILITY FOR USE, PERFORMANCE, PERCENTAGE HOLD, OR
PAR VALUE OF THE EQUIPMENT SHALL BE DEEMED TO BE A WARRANTY OR GUARANTY OF IGT FOR ANY PURPOSE.  IN NO EVENT SHALL IGT OR ANY OF ITS
AFFILIATES, SUBSIDIARIES, REPRESENTATIVES, OR AGENTS BE LIABLE FOR DIRECT, INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES, INCLUDING
LOSS OF PROFITS, ARISING OUT OF ANY BREACH OF THIS AGREEMENT.

THE LIABILITY OF IGT AND THE MANUFACTURER OF THE NOTE ACCEPTOR WHICH MAY BE INCLUDED IN THE MACHINES AND/OR EQUIPMENT INSTALLED
HEREUNDER, WHETHER IN CONTRACT, IN TORT, UNDER WARRANTY, IN NEGLIGENCE OR OTHERWISE, SHALL NOT EXCEED THE FAIR MARKET VALUE OF THE
NOTE ACCEPTOR AND UNDER NO CIRCUMSTANCES SHALL IGT OR THE MANUFACTURER OF THE NOTE ACCEPTOR BE LIABLE FOR SPECIAL, INDIRECT, OR
CONSEQUENTIAL DAMAGES.  NEITHER IGT NOR THE MANUFACTURER OF THE NOTE ACCEPTOR SHALL BE LIABLE IN ANY RESPECT FOR THE ACCEPTANCE OF
COUNTERFEITS AND/OR FRAUDULENT MATERIALS.  ANY UNAUTHORIZED MODIFICATION, ALTERATION, OR REVISION OF ALL OR ANY PORTION OF THE IGT
EQUIPMENT WHICH IS THE SUBJECT OF THIS AGREEMENT SHALL CAUSE THE WARRANTY DESCRIBED IN THE ABOVE PARAGRAPH TO BE NULL AND VOID.
IGT, ITS AFFILIATES, SUBSIDIARIES, REPRESENTATIVES, AND AGENTS MAKE NO OTHER WARRANTY, EXPRESS OR IMPLIED.

        11.    Defined Terms.  The term "par value" or "payback percentage" refers to the theoretical percentage of coin-in that is paid out by a particular game as an average over an extended period of time.  The term "percentage hold" is equal to one hundred percent (100%) minus the par value.  The term "optimum value" refers to the theoretical percentage of coin-in that is paid out to an imaginary player employing optimum skill strategy on a particular game in which skill is a component in the payback percentage.
Each of the terms defined herein is determined by IGT according to a computer calculation program developed by IGT.  Due to the strategy employed by each individual player in games involving player skill, IGT cannot predict the actual observed par, payback percentage or percentage hold values with certainty.  The IGT computer calculation program attempts to account for optimum skill strategy to provide customers with a comparative measure between games.  Any numerical representation of the defined terms made by
IGT, whether oral, written, or in any other form, should not be relied on for revenue forecasts.

        12.    Maintenance.  It is the sole responsibility of the Customer to provide quarterly inspection and regular maintenance of all chairs and stools sold or leased hereunder.  Failure to provide such maintenance could result in serious injury to patrons.

        13.    Purchase Order.  The terms and conditions stated herein shall prevail over any conflict in terms and conditions between any Purchase Order submitted by Customer and the terms and conditions stated herein.

        14.    Intellectual Property Protection.  IGT agrees to indemnify Customer against liability, including costs for infringement of any valid United States patent, copyright or trademark arising out of the purchase of products under this Agreement which are produced to IGT's specifications, drawing or design and which are not produced in substantial accordance with Customer's specifications, drawings or design; provided, however, that the foregoing indemnity shall not apply unless IGT shall have been informed as soon as practicable by Customer or Customer's customer of the suit or action alleging such infringement, and shall have been given such opportunity as is afforded by applicable laws, rules or regulations to assume and control the investigation, defense and settlement thereof.  This indemnification shall not apply if (a) the infringement results from compliance with specific written instructions of Customer directing a change in the supplies to be delivered or in the materials or equipment to be used, or directing a manner of performance of this Agreement not normally used by IGT; or (b) the infringement results from the addition to, or change in, the supplies furnished, which addition or change was made subsequent to delivery or performance by IGT; or (c) the infringement results from Customer's use of the products manufactured under this Agreement in a system patented by a person or persons other than IGT; or (d) the claimed infringement is settled without the consent of IGT, unless required by final decree of a court of competent jurisdiction.

        15.    Entire Agreement.  This Agreement constitutes the entire understanding between the parties with regard to the subject matter of this Agreement.  There are no other understandings, express or implied, written or oral.  This Agreement may not be modified, and no provision herein shall be waived, except by a written instrument signed by both parties.  No waiver of any term or condition shall be deemed to waive that term or condition on a future occasion or any other term or condition, unless expressly stated in the written instrument constituting the waiver.

        16.    Applicable Law.  The laws of the State of Colorado shall govern the validity, performance, and enforcement of the terms and conditions of this Agreement and any other obligations created thereby.